                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



                                July 20, 2001
                ------------------------------------------------
                Date of Report (Date of earliest event reported)


                           NATIONAL CITY CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           Delaware                      1-10074                34-1111088
----------------------------     ------------------------      -------------
(State or other jurisdiction     (Commission File Number)      (IRS Employer
      of incorporation)                                      Identification No.)




1900 East Ninth Street, Cleveland, Ohio                            44114
----------------------------------------                        ----------
(Address of principal executive offices)                        (Zip Code)


                                 (216) 575-2000
         --------------------------------------------------------------
              (Registrant's telephone number, including area code)

ITEM 5. OTHER EVENTS

On July 20, 2001, the Registrant issued a news release announcing its financial results for the second quarter and six months ended June 30, 2001. This news release, dated July 20, 2001, is attached as Exhibit 99.1 to this report and incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

99.1 The Registrant's July 20, 2001 news release announcing its financial results for the second quarter and six months ended June 30, 2001.

ITEM 9. REGULATION FD DISCLOSURE

On July 20, 2001, the Registrant distributed to analysts and included on its Web site at www.nationalcity.com the Quarterly Financial Supplement, which is attached as Annex A to this Item 9.

Also on July 20, 2001, the Registrant hosted a conference call to review results for the second quarter and six months ended June 30, 2001 and National City's business outlook for the remainder of the year. The slide presentation used by the Registrant in the conference call is attached as Annex B to this
Item 9.

Annexes A and B were prepared to assist investors, financial analysts and other interested parties in their analysis of National City Corporation. These annexes are incorporated herein by reference and have been furnished, not filed.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 20, 2001                 By /s/ David L. Zoeller
                                        ----------------------------------
                                        David L. Zoeller
                                        Executive Vice President and General
                                        Counsel

                                                                         Annex A

                        [NATIONAL CITY CORPORATION LOGO]


                          QUARTER ENDED JUNE 30, 2001

                                   UNAUDITED
                         QUARTERLY FINANCIAL SUPPLEMENT

















Derek Green                                                      Holly Schreiber
(216) 222-9849                                                   (216) 222-3035

                                    UNAUDITED
                            NATIONAL CITY CORPORATION
                        CONSOLIDATED FINANCIAL HIGHLIGHTS
                     ($ IN MILLIONS, EXCEPT PER SHARE DATA)

--------------------------------------------------------------------------------

                                                            2001                                      2000
                                                   ----------------------      ---------------------------------------------------
                                                    2ND QTR      1ST QTR        4TH QTR      3RD QTR        2ND QTR        1ST QTR
                                                   ----------------------      ---------------------------------------------------
EARNINGS
--------------------------------------------
Interest income(TE)                                $1,634.0      $1,667.7      $1,696.6      $1,660.4      $1,654.8       $1,588.5
Interest expense                                      799.0         888.5         940.4         914.4         905.8          847.6
                                                   ----------------------      ---------------------------------------------------
Net interest income(TE)                               835.0         779.2         756.2         746.0         749.0          740.9
Provision for loan losses                             152.9          83.4          81.4          70.4          68.7           66.3
                                                   ----------------------      ---------------------------------------------------
NII after provision for loan losses(TE)               682.1         695.8         674.8         675.6         680.3          674.6
Fees and other income                                 682.0         598.5         604.8         590.9         674.3          557.4
Securities gains (losses)                              17.0          88.1          50.7          27.5         (42.8)          21.5
Noninterest expense                                   840.1         805.0         854.4         785.3         785.1          759.1
                                                   ----------------------      ---------------------------------------------------
Income before taxes and TE adjustment                 541.0         577.4         475.9         508.7         526.7          494.4
Income taxes                                          183.0         234.2         159.4         169.6         175.9          164.7
TE adjustment                                           8.5           7.8           8.5           8.4           8.4            8.4
                                                   ----------------------      ---------------------------------------------------
Net income                                           $349.5        $335.4        $308.0        $330.7        $342.4         $321.3
                                                   ======================      ===================================================
Net income per common share:
    Basic                                              $.58          $.56          $.50          $.55          $.56           $.53
    Diluted                                             .57           .55           .50           .54           .56            .53

PERFORMANCE RATIOS
--------------------------------------------
Return on average common equity                       20.47%        20.52%        18.76%        21.13%        23.13%         22.45%
Return on average total equity                        20.41         20.45         18.70         21.06         23.04          22.37
Return on average assets                               1.52          1.55          1.44          1.56          1.59           1.50
Net interest margin                                    3.98          3.92          3.90          3.90          3.80           3.79
Efficiency ratio                                      55.38         58.43         62.78         58.74         55.16          58.47

ASSET QUALITY
--------------------------------------------
Net charge-offs                                       $92.7         $83.2         $81.2         $70.2         $68.7          $66.2
Loan loss allowance                                   989.9         929.7         928.6         945.5         970.4          970.6
Nonperforming assets                                  508.7         447.1         402.3         365.3         339.3          314.1
Net charge-offs to average loans                        .55%          .51%          .50%          .45%          .44%           .44%
Loan loss allowance to loans                           1.46          1.39          1.42          1.49          1.58           1.57
Nonperforming assets to
  loans + OREO                                          .75           .67           .61           .57           .55            .51

CAPITAL & LIQUIDITY
--------------------------------------------
Average equity to assets                               7.47%         7.59%         7.68%         7.42%         6.89%          6.72%
Average equity to loans*                              10.23         10.04         10.14         10.03          9.56           9.47
Average loans to deposits*                           115.64        122.69        122.71        119.91        120.59         117.81
Common equity to assets (tangible)**                   6.16          6.19          6.34          6.20          5.81           5.38

AVERAGE BALANCES
--------------------------------------------
Assets                                              $91,936       $87,611       $85,300       $84,201       $86,771        $85,951
Loans                                                67,158        66,225        64,645        62,248        62,537         61,043
Loans held for sale or securitization                 7,453         3,604         2,855         3,001         2,848          2,101
Securities (at cost)                                  8,768         9,491         9,543        10,786        13,064         14,600
Earning assets                                       84,021        79,762        77,363        76,378        79,027         78,379
Deposits                                             58,073        53,977        52,683        51,913        51,860         51,816
Common equity                                         6,838         6,620         6,524         6,216         5,946          5,748
Total equity                                          6,868         6,650         6,554         6,246         5,976          5,778

MEMO:  Mortgage loans held for sale                  $7,453        $3,473        $2,851        $3,001        $2,848         $2,101
       Credit card loans held for securitization          -           131             4             -             -              -
                                                   ----------------------      ---------------------------------------------------
       Loans held for sale or securitization         $7,453        $3,604        $2,855        $3,001        $2,848         $2,101

ENDING BALANCES
--------------------------------------------
Assets                                              $94,440       $90,818       $88,535       $85,046       $84,601        $86,895
Loans                                                68,004        66,673        65,604        63,660        61,570         61,857
Loans held for sale or securitization                 8,413         5,883         3,439         2,946         3,198          2,330
Securities (at fair value)                            8,758         9,468         9,904         9,656        10,719         13,783
Deposits                                             58,018        55,854        55,256        52,726        49,988         50,613
Common equity                                         6,950         6,724         6,740         6,437         6,103          5,888
Total equity                                          6,980         6,754         6,770         6,467         6,133          5,918

MEMO:  Mortgage loans held for sale                  $8,413        $5,883        $3,031        $2,946        $3,198         $2,330
       Credit card loans held for securitization          -             -           408             -             -              -
                                                   ----------------------      ---------------------------------------------------
       Loans held for sale or securitization         $8,413        $5,883        $3,439        $2,946        $3,198         $2,330


                                                                          1999
                                                   --------------------------------------------------
                                                   4TH QTR       3RD QTR        2ND QTR       1ST QTR
                                                   --------------------------------------------------
EARNINGS
--------------------------------------------
Interest income(TE)                                $1,556.1      $1,474.9      $1,449.5      $1,469.1
Interest expense                                      799.7         717.2         691.3         704.4
                                                   --------------------------------------------------
Net interest income(TE)                               756.4         757.7         758.2         764.7
Provision for loan losses                              66.6          55.5          59.6          68.0
                                                   --------------------------------------------------
NII after provision for loan losses(TE)               689.8         702.2         698.6         696.7
Fees and other income                                 579.3         528.6         543.6         590.9
Securities gains (losses)                              37.1          20.3          57.3          23.7
Noninterest expense                                   780.1         705.9         757.3         739.2
                                                   --------------------------------------------------
Income before taxes and TE adjustment                 526.1         545.2         542.2         572.1
Income taxes                                          173.7         178.5         178.5         212.5
TE adjustment                                           8.9          10.2           9.2           8.6
                                                   --------------------------------------------------
Net income                                           $343.5        $356.5        $354.5        $351.0
                                                   ==================================================
Net income per common share:
    Basic                                              $.56          $.58          $.56          $.55
    Diluted                                             .55           .57           .56           .54

PERFORMANCE RATIOS
--------------------------------------------
Return on average common equity                       22.84%        23.79%        22.96%        21.12%
Return on average total equity                        22.76         23.70         22.87         21.05
Return on average assets                               1.59          1.71          1.71          1.66
Net interest margin                                    3.87          4.03          4.04          4.02
Efficiency ratio                                      58.41         54.88         58.16         54.53

ASSET QUALITY
--------------------------------------------
Net charge-offs                                       $66.6         $54.9         $60.0         $68.0
Loan loss allowance                                   970.5         970.7         970.2         970.3
Nonperforming assets                                  289.1         260.0         249.5         271.9
Net charge-offs to average loans                        .45%          .38%          .42%          .48%
Loan loss allowance to loans                           1.61          1.67          1.69          1.69
Nonperforming assets to
  loans + OREO                                          .48           .45           .44           .47

CAPITAL & LIQUIDITY
--------------------------------------------
Average equity to assets                               7.00%         7.22%         7.46%         7.91%
Average equity to loans*                              10.15         10.45         10.86         11.80
Average loans to deposits*                           112.85        110.67        108.97        105.26
Common equity to assets (tangible)**                   5.12          5.52          5.78          6.17

AVERAGE BALANCES
--------------------------------------------
Assets                                              $85,600       $82,691       $83,369       $85,520
Loans                                                59,006        57,142        57,257        57,319
Loans held for sale or securitization                 2,555         2,172         2,344         2,976
Securities (at cost)                                 15,403        14,851        14,638        15,126
Earning assets                                       77,762        74,971        75,238        76,514
Deposits                                             52,287        51,633        52,543        54,457
Common equity                                         5,960         5,938         6,185         6,728
Total equity                                          5,990         5,969         6,216         6,761

MEMO:  Mortgage loans held for sale                  $2,555        $2,172        $2,344        $2,976
       Credit card loans held for securitization          -             -             -             -
                                                   --------------------------------------------------
       Loans held for sale or securitization         $2,555        $2,172        $2,344        $2,976

ENDING BALANCES
--------------------------------------------
Assets                                              $87,121       $85,058       $84,022       $84,094
Loans                                                60,204        58,001        57,317        57,312
Loans held for sale or securitization                 2,731         2,439         2,339         2,519
Securities (at fair value)                           14,904        15,811        14,994        15,264
Deposits                                             50,066        50,395        52,091        52,051
Common equity                                         5,698         5,884         5,837         6,226
Total equity                                          5,728         5,914         5,867         6,257

MEMO:  Mortgage loans held for sale                  $2,731        $2,439        $2,339        $2,519
       Credit card loans held for securitization          -             -             -             -
                                                   --------------------------------------------------
       Loans held for sale or securitization         $2,731        $2,439        $2,339        $2,519

*   Excludes loans held for sale or securitization.
**  Period-end, less intangible assets.

                                   UNAUDITED
                           NATIONAL CITY CORPORATION
                             BALANCE SHEET AVERAGES
                                ($ IN MILLIONS)

--------------------------------------------------------------------------------

                                                   2001                             2000
                                            ------------------    ----------------------------------------
                                            2ND QTR    1ST QTR    4TH QTR    3RD QTR    2ND QTR    1ST QTR
                                            ------------------    ----------------------------------------
AVERAGE LOANS
-----------------------------------------
Commercial                                  $27,532    $27,010    $26,132    $25,294    $24,379    $23,496
Real estate - commercial                      6,692      6,550      6,435      6,273      6,157      6,020
Real estate - residential                    13,484     13,533     12,876     11,627     11,470     10,901
Consumer                                     12,286     12,174     12,165     12,224     13,973     14,520
Credit card                                   2,139      2,113      2,383      2,487      2,514      2,336
Home equity                                   5,025      4,845      4,654      4,343      4,044      3,770
                                            ------------------    ----------------------------------------
  TOTAL LOANS                               $67,158    $66,225    $64,645    $62,248    $62,537    $61,043
                                            ==================    ========================================

MEMO:
Securitized credit card balances (avg)         $997       $874       $685       $452       $321       $438
Securitized credit card balances (eop)          997        997        630        748        265        383

Total managed credit card balances (avg)*    $2,202     $2,226     $2,228     $2,144     $2,086     $2,073
Total managed credit card balances (eop)*     2,237      2,183      2,323      2,188      2,097      2,072

AVERAGE SECURITIES (AT COST)
-----------------------------------------
Mortgage-backed securities                   $5,180     $5,397     $5,611     $6,078     $7,992     $9,196
Other investment securities                   2,844      3,333      3,154      3,921      4,275      4,593
                                            ------------------    ----------------------------------------
  Total taxable securities                    8,024      8,730      8,765      9,999     12,267     13,789
Tax-exempt securities                           744        761        778        787        797        811
                                            ------------------    ----------------------------------------
  TOTAL SECURITIES                           $8,768     $9,491     $9,543    $10,786    $13,064    $14,600
                                            ==================    ========================================

AVERAGE DEPOSITS
-----------------------------------------
Noninterest bearing deposits                $11,550    $10,781    $10,682    $10,837    $10,934    $10,716
NOW and money market accounts                17,963     17,276     16,803     16,473     16,477     16,443
Savings accounts                              2,753      2,835      2,958      3,139      3,321      3,413
Consumer time deposits                       15,459     15,725     15,764     15,652     15,385     15,019
                                            ------------------    ----------------------------------------
    Core deposits                            47,725     46,617     46,207     46,101     46,117     45,591
Brokered retail CDs                           4,920      3,666      1,984      1,733      1,757      1,699
Other deposits                                1,187      1,304      1,217      1,105      1,124      1,126
Foreign deposits                              4,241      2,390      3,275      2,974      2,862      3,400
                                            ------------------    ----------------------------------------
  TOTAL DEPOSITS                            $58,073    $53,977    $52,683    $51,913    $51,860    $51,816
                                            ==================    ========================================

SELECTED RATIOS
-----------------------------------------
Average loans to deposits                    115.64%    122.69%    122.71%    119.91%    120.59%    117.81%
Average loans to core deposits               140.72     142.06     139.90     135.03     135.61     133.89
Average loans to earning assets               79.93      83.03      83.56      81.50      79.13      77.88
Average securities to earning assets          10.44      11.90      12.34      14.12      16.53      18.63


                                                             1999
                                            ----------------------------------------
                                            4TH QTR    3RD QTR    2ND QTR    1ST QTR
                                            ----------------------------------------
AVERAGE LOANS
-----------------------------------------
Commercial                                  $22,988    $22,066    $22,228    $22,154
Real estate - commercial                      6,141      6,238      6,275      6,305
Real estate - residential                    10,047      9,750      9,779     10,097
Consumer                                     14,045     13,664     13,834     13,785
Credit card                                   2,224      2,088      1,953      1,829
Home equity                                   3,561      3,336      3,188      3,149
                                            ----------------------------------------
  TOTAL LOANS                               $59,006    $57,142    $57,257    $57,319
                                            ========================================

MEMO:
Securitized credit card balances (avg)         $500       $548       $637       $725
Securitized credit card balances (eop)          500        500        590        680

Total managed credit card balances (avg)*    $2,060     $2,006     $1,997     $1,990
Total managed credit card balances (eop)*     2,155      2,050      2,026      1,958

AVERAGE SECURITIES (at cost)
-----------------------------------------
Mortgage-backed securities                   $9,752     $9,105     $8,800     $9,320
Other investment securities                   4,813      4,895      4,961      4,907
                                            ----------------------------------------
  Total taxable securities                   14,565     14,000     13,761     14,227
Tax-exempt securities                           838        851        877        899
                                            ----------------------------------------
  TOTAL SECURITIES                          $15,403    $14,851    $14,638    $15,126
                                            ========================================


AVERAGE DEPOSITS
-----------------------------------------
Noninterest bearing deposits                $11,278    $11,338    $11,542    $11,681
NOW and money market accounts                16,580     16,742     16,997     16,899
Savings accounts                              3,605      3,795      3,922      3,955
Consumer time deposits                       14,578     14,461     14,883     15,581
                                            ----------------------------------------
    Core deposits                            46,041     46,336     47,344     48,116
Brokered retail CDs                           1,792      1,741      1,658      1,554
Other deposits                                1,349      1,167      1,199      1,757
Foreign deposits                              3,105      2,389      2,342      3,030
                                            ----------------------------------------
  TOTAL DEPOSITS                            $52,287    $51,633    $52,543    $54,457
                                            ========================================

SELECTED RATIOS
-----------------------------------------
Average loans to deposits                    112.85%    110.67%    108.97%    105.26%
Average loans to core deposits               128.16     123.32     120.94     119.13
Average loans to earning assets               75.88      76.22      76.10      74.91
Average securities to earning assets          19.81      19.81      19.46      19.77


* Excludes certain unsecured personal and business lines of credit included in the credit card totals presented elsewhere in this document.



                                STOCKHOLDER DATA
                     ($ IN MILLIONS, EXCEPT PER SHARE DATA)

--------------------------------------------------------------------------------

                                                          2001                                   2000
                                                  --------------------      ------------------------------------------------
                                                  2ND QTR      1ST QTR      4TH QTR      3RD QTR      2ND QTR        1ST QTR
                                                  --------------------      ------------------------------------------------

Per common share:
  Basic net income                                   $.58         $.56         $.50         $.55          $.56          $.53
  Diluted net income                                  .57          .55          .50          .54           .56           .53
  Trailing 4 qtrs basic net income                   2.19         2.17         2.14         2.20          2.23          2.23
  Trailing 4 qtrs diluted net income                 2.16         2.15         2.13         2.18          2.21          2.21
  Dividend declared                                  .285         .285         .285         .285          .285             -
  Dividend paid                                      .285         .285         .285         .285          .285          .285
Dividend payout ratio                               50.00%       51.82%       57.00%       52.78%        50.89%          n/a
Dividend yield (annualized)***                       3.70         4.26         3.97         5.18          6.68          5.53
P/E ratio                                           14.25        12.44        13.50        10.09          7.72          9.33

Average basic shares o/s**                        601,529      600,889      608,523      608,277       606,928       605,766
Average diluted shares o/s**                      610,782      610,100      615,467      613,232       611,070       610,694
Ending common shares o/s**                        603,093      600,750      609,189      608,398       607,434       606,228

Common stock price:
  High                                             $30.86       $30.31       $29.75       $23.13        $22.75        $23.56
  Low                                               25.56        23.69        18.50        17.19         16.00         17.19
  Close                                             30.78        26.75        28.75        22.00         17.06         20.63

Book value/common share                            $11.52       $11.19       $11.06       $10.58        $10.05         $9.71
Tangible book value/common share                     9.52         9.23         9.09         8.54          7.97          7.59
Unrealized gains (losses) related to SFAS 115
  securities and SFAS 133 cash flow hedges
  included in equity/share (OCI per share)           $.08         $.05         $.10        ($.16)        ($.42)        ($.47)

Market to book value                                267.2%       239.1%       259.9%       207.9%        169.8%        212.5%
Market capitalization of
  common stock                                    $18,563      $16,070      $17,514      $13,385       $10,363       $12,506

Common dividends declared                          $171.3       $171.1       $173.4       $173.2        $173.0             -
Preferred dividends declared                           .4           .5           .4           .4            .5             -


                                                                          1999
                                                  ------------------------------------------------
                                                  4TH QTR       3RD QTR       2ND QTR      1ST QTR
                                                  ------------------------------------------------
Per common share:
  Basic net income                                   $.56          $.58          $.56         $.55
  Diluted net income                                  .55           .57           .56          .54
  Trailing 4 qtrs basic net income                   2.25          2.13          2.08         2.03
  Trailing 4 qtrs diluted net income                 2.22          2.10          2.05         1.99
  Dividend declared                                  .285           .27           .27          .26
  Dividend paid                                       .27           .27           .26          .26
Dividend payout ratio                               51.82%        47.37%        48.21%       48.15%
Dividend yield (annualized)***                       4.81          4.05          3.30         3.13
P/E ratio                                           10.67         12.71         15.98        16.68

Average basic shares o/s**                        613,878       616,884       623,117      640,989
Average diluted shares o/s**                      620,784       624,581       633,280      652,221
Ending common shares o/s**                        607,058       616,565       618,131      628,842

Common stock price:
  High                                             $31.44        $33.38        $36.75       $37.81
  Low                                               22.13         26.13         31.44        33.09
  Close                                             23.69         26.69         32.75        33.19

Book value/common share                             $9.39         $9.54         $9.44        $9.90
Tangible book value/common share                     7.23          7.51          7.76         8.15
Unrealized gains (losses) related to SFAS 115
  securities and SFAS 133 cash flow hedges
  included in equity/share (OCI per share)          ($.29)        ($.10)         $.03         $.31

Market to book value                                252.3%        279.8%        346.9%       335.3%
Market capitalization of
  common stock                                    $14,381       $16,456       $20,244      $20,871

Common dividends declared                          $172.7        $166.5        $166.7       $163.8
Preferred dividends declared                           .4            .5            .4           .4


**   In thousands.
***  Based on quarter-end stock price.
n/a  Not applicable

                                   UNAUDITED
                           NATIONAL CITY CORPORATION
                          CAPITALIZATION (PERIOD END)
                     ($ IN MILLIONS, EXCEPT PER SHARE DATA)

--------------------------------------------------------------------------------

                                                      2001                                     2000
                                            -----------------------     --------------------------------------------------
                                             2ND QTR       1ST QTR       4TH QTR      3RD QTR       2ND QTR       1ST QTR
                                            -----------------------     --------------------------------------------------
FUNDING
--------------------------------------
LONG-TERM DEBT (NET OF DISCOUNT):
Total parent company debt                    $1,948.3      $1,962.7      $1,960.5     $1,960.9      $1,960.5      $2,060.3
Subsidiary debt:
  Subordinated debt                           1,141.8       1,148.9       1,118.8      1,118.6       1,118.4       1,119.2
  Senior bank notes                           9,480.8       8,981.2      11,654.3      9,495.0      10,140.8      10,790.6
  Capital securities                            180.0         180.0         180.0        180.0         180.0         180.0
  FHLB advances and other                     3,742.8       3,236.7       3,231.2      2,881.1       2,757.2       2,833.0
                                            -----------------------     --------------------------------------------------
    Total subsidiary debt                    14,545.4      13,546.8      16,184.3     13,674.7      14,196.4      14,922.8
                                            -----------------------     --------------------------------------------------
  TOTAL LONG-TERM DEBT                      $16,493.7     $15,509.5     $18,144.8    $15,635.6     $16,156.9     $16,983.1
                                            =======================     ==================================================

BORROWED FUNDS:
U.S. Treasury demand notes                   $2,872.1        $792.8        $413.9     $1,583.2      $6,168.4      $4,304.1
Commercial paper                                507.2         768.3         368.6        505.2         784.7       1,219.9
Other                                           106.6          83.2         121.2        194.9          21.7          16.8
                                            -----------------------     --------------------------------------------------
    TOTAL BORROWED FUNDS                     $3,485.9      $1,644.3        $903.7     $2,283.3      $6,974.8      $5,540.8
                                            =======================     ==================================================

STOCKHOLDERS' EQUITY
--------------------------------------
Preferred stock                                 $30.0         $30.0         $30.0        $30.0         $30.0         $30.0
Common stock                                  6,950.0       6,724.0       6,740.0      6,437.4       6,103.5       5,887.6
                                            -----------------------     --------------------------------------------------
  TOTAL STOCKHOLDERS' EQUITY                 $6,980.0      $6,754.0      $6,770.0     $6,467.4      $6,133.5      $5,917.6
                                            =======================     ==================================================

OCI ADJUSTMENTS, NET OF TAX:
SFAS 115 unrealized gain (loss), net           $100.7         $84.6         $60.6       ($96.9)      ($258.3)      ($286.6)
SFAS 133 unrealized loss, net                   (52.2)        (52.1)            -            -             -             -

BANK STOCK FUND
--------------------------------------
Cost basis of investments                      $381.4        $337.3        $569.7       $650.5        $745.1        $721.0
Unrealized gains (losses), net                   64.3          33.9          99.1         41.6         (65.9)          0.3
                                            -----------------------     --------------------------------------------------
  FAIR MARKET VALUE OF INVESTMENTS             $445.7        $371.2        $668.8       $692.1        $679.2        $721.3
                                            =======================     ==================================================

INTANGIBLE ASSETS
--------------------------------------
Goodwill                                     $1,116.6      $1,106.4      $1,124.0     $1,157.0      $1,175.9      $1,193.1
Core deposit intangible                          38.5          41.1          43.7         46.2          48.8          51.4
Purchased credit card relationships               3.5           3.5           3.8          4.6           5.5           6.4
Other intangibles                                48.5          28.6          29.8         31.1          32.3          33.4
                                            -----------------------     --------------------------------------------------
  TOTAL INTANGIBLE ASSETS                    $1,207.1      $1,179.6      $1,201.3     $1,238.9      $1,262.5      $1,284.3
                                            =======================     ==================================================

MEMO:
Parent Company investment in subsidiaries    $8,655.6      $8,408.9      $7,887.3     $7,626.1      $7,477.2      $7,200.6
Parent Company intangible assets                 76.4          78.1          79.9         81.6          83.3          85.0

RISK-BASED CAPITAL
--------------------------------------
Tier 1 capital                               $5,855.1      $5,686.2      $5,636.5     $5,554.7      $5,357.6      $5,147.4
Total risk-based capital                      9,266.2       9,160.7       9,191.1      9,157.7       8,977.0       8,645.5
Risk-weighted assets                         82,905.7      80,087.0      80,274.9     76,208.6      75,250.1      73,892.2

Tier 1 capital ratio                             7.06%         7.10%         7.02%        7.29%         7.12%         6.97%
Total risk-based capital ratio                  11.18         11.44         11.45        12.03         11.93         11.70
Leverage ratio                                   6.46          6.59          6.70         6.67          6.23          6.05

STOCK REPURCHASE ACTIVITY
--------------------------------------
Number of shares repurchased                        -           9.3            .1           .2             -           2.2
Average price of repurchased shares                 -        $17.84        $21.02       $20.60             -        $21.93
Total cost                                          -        $166.2          $2.2         $5.1             -         $47.1
Shares remaining under authorization             15.6          15.6          24.9         25.0          25.2          25.2

SELECTED RATIOS AND OTHER
--------------------------------------
Debt to equity                                 236.30%       229.63%       268.02%      241.76%       263.42%       286.99%
Debt to total capitalization                    70.26         69.66         72.83        70.74         72.48         74.16
Equity to assets                                 7.39          7.44          7.65         7.60          7.25          6.81
Common equity to assets                          7.36          7.40          7.61         7.57          7.21          6.78
Equity to assets (tangible)*                     6.19          6.22          6.38         6.24          5.84          5.41
Common equity to assets (tangible)*              6.16          6.19          6.34         6.20          5.81          5.38

Minority interest                               $48.4         $50.7         $46.6        $44.6         $42.8         $41.2


                                                                    1999
                                           ----------------------------------------------------
                                             4TH QTR       3RD QTR      2ND QTR     1ST QTR
                                           ----------------------------------------------------
FUNDING
--------------------------------------
LONG-TERM DEBT (NET OF DISCOUNT):
Total parent company debt                    $2,060.1      $2,124.9      $2,126.2     $1,428.1
Subsidiary debt:
  Subordinated debt                           1,119.2       1,119.1       1,118.9      1,118.8
  Senior bank notes                           8,918.6       8,718.4       7,527.3      6,987.1
  Capital securities                            180.0         180.0         180.0        679.9
  FHLB advances and other                     2,760.1       2,662.6       2,364.9      2,465.1
                                           ----------------------------------------------------
    TOTAL SUBSIDIARY DEBT                    12,977.9      12,680.1      11,191.1     11,250.9
                                           ----------------------------------------------------
  TOTAL LONG-TERM DEBT                      $15,038.0     $14,805.0     $13,317.3    $12,679.0
                                           ====================================================

BORROWED FUNDS:
U.S. Treasury demand notes                   $9,228.2      $4,562.6      $2,912.0       $895.6
Commercial paper                                313.4         450.0         918.0        950.7
Other                                           231.0         694.8         665.8        994.7
                                           ----------------------------------------------------
    TOTAL BORROWED FUNDS                     $9,772.6      $5,707.4      $4,495.8     $2,841.0
                                           ====================================================

STOCKHOLDERS' EQUITY
--------------------------------------
Preferred stock                                 $30.2         $30.5         $30.5        $30.5
Common stock                                  5,697.5       5,883.8       5,836.7      6,226.4
                                           ----------------------------------------------------
  TOTAL STOCKHOLDERS' EQUITY                 $5,727.7      $5,914.3      $5,867.2     $6,256.9
                                           ====================================================

OCI ADJUSTMENTS, NET OF TAX:
SFAS 115 unrealized gain (loss), net          ($179.4)       ($62.1)        $20.3       $200.5
SFAS 133 unrealized loss, net                       -             -             -            -

BANK STOCK FUND
--------------------------------------
Cost basis of investments                      $486.5        $478.1        $452.8       $488.3
Unrealized gains (losses), net                   64.4         128.4         184.0        223.6
                                           ----------------------------------------------------
  FAIR MARKET VALUE OF INVESTMENTS             $550.9        $606.5        $636.8       $711.9
                                           ====================================================

INTANGIBLE ASSETS
--------------------------------------
Goodwill                                     $1,210.4      $1,174.4        $962.4     $1,025.3
Core deposit intangible                          54.0          56.5          59.1         61.7
Purchased credit card relationships               7.2           8.1          11.1         12.1
Other intangibles                                34.8          15.6           4.6          4.8
                                           ----------------------------------------------------
  TOTAL INTANGIBLE ASSETS                    $1,306.4      $1,254.6      $1,037.2     $1,103.9
                                           ====================================================

MEMO:
Parent Company investment in subsidiaries    $7,013.3      $7,199.4      $7,784.0     $7,777.3
Parent Company intangible assets                 86.7          88.5          93.6         95.3

RISK-BASED CAPITAL
--------------------------------------
Tier 1 capital                               $4,828.0      $4,948.6      $5,037.6     $5,152.9
Total risk-based capital                      8,190.2       8,379.6       8,544.2      8,388.6
Risk-weighted assets                         73,027.4      71,837.8      70,518.1     70,157.2

Tier 1 capital ratio                             6.61%         6.89%         7.14%        7.34%
Total risk-based capital ratio                  11.22         11.66         12.12        11.96
Leverage ratio                                   5.72          6.07          6.06         6.13

STOCK REPURCHASE ACTIVITY
--------------------------------------
Number of shares repurchased                     10.8           2.7          12.7         26.4
Average price of repurchased shares            $24.56        $30.88        $34.24       $35.07
Total cost                                     $261.8         $84.8        $435.9       $927.6
Shares remaining under authorization             27.4           8.2          10.9         23.6

SELECTED RATIOS AND OTHER
--------------------------------------
Debt to equity                                 262.55%       250.33%       226.98%      202.64%
Debt to total capitalization                    72.42         71.46         69.42        66.96
Equity to assets                                 6.57          6.95          6.98         7.44
Common equity to assets                          6.54          6.92          6.95         7.40
Equity to assets (tangible)*                     5.15          5.56          5.82         6.21
Common equity to assets (tangible)*              5.12          5.52          5.78         6.17

Minority interest                               $40.0         $38.7         $36.8        $35.3

*    Period-end, less intangible assets.

                                   UNAUDITED
                           NATIONAL CITY CORPORATION
                              NET INTEREST MARGIN

--------------------------------------------------------------------------------

                                            2001                     2000                                  1999
                                      ---------------   ---------------------------------    --------------------------------
                                      2ND QTR 1ST QTR   4TH QTR 3RD QTR   2ND QTR 1ST QTR    4TH QTR 3RD QTR   2ND QTR 1ST QTR
                                      ---------------   ---------------------------------    --------------------------------
EARNING ASSETS
  Loans *                               7.98%    8.72%    9.08%    9.05%    8.82%    8.56%    8.38%    8.23%    8.13%    8.14%
  Securities                            6.39     6.29     6.35     6.33     6.35     6.38     6.33     6.32     6.22     6.38
  Other investments                     5.24     9.04     9.44     8.73     7.51     6.88     6.58     5.83     5.15     5.22
RATE ON EARNING ASSETS                  7.79     8.44     8.74     8.67     8.41     8.14     7.96     7.83     7.72     7.75

INTEREST BEARING LIABILITIES
  Core deposits                         4.08     4.55     4.71     4.58     4.32     4.10     3.89     3.75     3.71     3.87
  Purchased deposits                    4.49     5.72     6.52     6.48     6.18     5.73     5.41     5.00     4.79     4.77
  Other purchased funding               4.92     6.03     6.69     6.67     6.37     5.98     5.69     5.28     5.06     4.96
RATE ON INTEREST BEARING
     LIABILITIES                        4.44     5.23     5.62     5.53     5.30     5.00     4.72     4.42     4.29     4.33

NET INTEREST SPREAD                     3.35     3.21     3.12     3.14     3.11     3.14     3.24     3.41     3.43     3.42
Contribution of noninterest bearing
  sources of funds                       .63      .71      .78      .76      .69      .65      .63      .62      .61      .60
                                      ---------------   ---------------------------------    --------------------------------
NET INTEREST MARGIN                     3.98%    3.92%    3.90%    3.90%    3.80%    3.79%    3.87%    4.03%    4.04%    4.02%
                                      ===============   =================================    ================================


*    Includes loans held for sale or securitization.


                               NONINTEREST INCOME
                                ($ IN MILLIONS)

--------------------------------------------------------------------------------

                                               2001                        2000                                1999
                                        -----------------   -----------------------------------  ----------------------------------
                                        2ND QTR   1ST QTR   4TH QTR  3RD QTR  2ND QTR   1ST QTR  4TH QTR  3RD QTR  2ND QTR   1ST QTR
                                        -----------------   -----------------------------------  ----------------------------------

Deposit service charges                  $117.5    $111.8    $113.0   $115.4   $108.1    $106.3   $108.3   $107.4   $104.8    $99.9
Item processing revenue                   115.7     106.4     118.8    112.1    107.3     101.2    104.5     97.4    111.5    128.3
Trust and investment mgmt. fees            86.0      81.9      81.1     79.8     90.1      83.6     82.3     81.1     80.7     81.8
Card-related fees                          38.5      44.7      44.5     41.1     38.6      36.8     42.7     42.5     42.9     38.7
Mortgage banking:
    Core revenue (see detail on p. 7)     145.0     100.5     109.6    110.5    147.6     111.3    126.0     81.1     89.2     93.0
    Mortgage servicing asset impairment   (24.4)   (198.3)      -        -        -         -        -        -        -        -
Trading gains (losses), net                (3.5)    235.7       6.1      2.8      4.2       5.2      5.2      5.6      3.5      3.5
Other service fees                         25.8      26.2      24.3     24.0     30.9      24.3     21.4     22.7     21.4     24.9
Brokerage revenue                          23.7      23.4      23.4     23.2     24.6      27.0     26.0     24.5     29.1     24.4
All other                                 157.7      66.2      84.0     82.0    122.9      61.7     62.9     66.3     60.5     96.4
                                        -----------------   -----------------------------------  ----------------------------------
  FEES AND OTHER INCOME                   682.0     598.5     604.8    590.9    674.3     557.4    579.3    528.6    543.6    590.9
Net securities gains (losses)              17.0      88.1      50.7     27.5    (42.8)     21.5     37.1     20.3     57.3     23.7
                                        -----------------   -----------------------------------  ----------------------------------
  TOTAL NONINTEREST INCOME               $699.0    $686.6    $655.5   $618.4   $631.5    $578.9   $616.4   $548.9   $600.9   $614.6
                                        =================   ===================================  ==================================




                              NONINTEREST EXPENSE
                                ($ IN MILLIONS)

--------------------------------------------------------------------------------

                                              2001                         2000                                1999
                                        -----------------   -----------------------------------  ----------------------------------
                                        2ND QTR   1ST QTR   4TH QTR  3RD QTR  2ND QTR   1ST QTR  4TH QTR  3RD QTR  2ND QTR  1ST QTR
                                        -----------------   -----------------------------------  ----------------------------------

Salaries, benefits and other personnel   $432.8    $410.4    $413.1   $406.0   $401.3    $406.9   $400.3   $367.7   $389.6   $400.8
Equipment                                  60.7      60.0      58.0     56.0     57.8      57.7     56.5     47.6     52.9     52.8
Net occupancy                              53.5      53.5      52.0     52.7     51.8      52.7     49.8     48.9     49.3     54.1
Third-party services                       50.0      43.6      52.6     51.2     48.5      45.1     49.7     49.3     48.5     45.6
Card-related fees                          47.6      43.5      48.6     40.4     40.5      38.2     40.4     37.3     38.0     33.6
Intangibles amortization                   21.0      21.1      21.9     22.0     22.0      22.1     21.1     19.2     17.6     17.5
Marketing and public relations             24.1      16.5      18.8     18.8     23.4      22.7     23.3     15.6     14.8     10.8
Telephone                                  20.9      21.3      22.1     20.5     18.4      20.3     20.3     15.1     19.6     19.0
Postage                                    18.9      18.5      17.1     18.2     18.7      17.6     17.8     16.2     18.1     18.5
Supplies                                   13.8      12.7      12.3     11.5     13.0      13.0     13.6     13.4     11.8     16.5
Travel and entertainment                   14.0      13.6      16.0     14.8     15.1      13.6     14.6     12.6     12.7     11.9
State and local taxes                      13.6      13.4      10.4     12.9      8.1       7.7     14.5     13.0     12.4     12.8
FDIC assessments                            2.4       2.4       2.5      2.5      2.5       2.2      2.6      1.4      1.7      2.4
OREO expense, net                           3.8       1.8        .8       .5       .5        .5      1.3      2.0      1.2      (.9)
All other                                  63.0      72.7     108.2     57.3     63.5      38.8     54.3     46.6     69.1     43.8
                                        -----------------   -----------------------------------  ----------------------------------
 TOTAL NONINTEREST EXPENSE               $840.1    $805.0    $854.4   $785.3   $785.1    $759.1   $780.1   $705.9   $757.3   $739.2
                                        =================   ===================================  ==================================

MEMO: FTE employees                      36,153    35,999    36,097   36,766   37,704    37,458   38,054   37,267   37,804   39,742

                                    UNAUDITED
                           NATIONAL CITY CORPORATION
                    LOAN LOSS ALLOWANCE AND NET CHARGE-OFFS
                                ($ IN MILLIONS)

--------------------------------------------------------------------------------

                                                             2001                              2000
                                                      ------------------    -------------------------------------------
                                                      2ND QTR    1ST QTR    4TH QTR     3RD QTR     2ND QTR     1ST QTR
                                                      ------------------    -------------------------------------------
LOAN LOSS ALLOWANCE
-------------------------------------------
Beginning loan loss allowance                          $929.7     $928.6     $945.5      $970.3      $970.6      $970.5
Provision                                               152.9       83.4       81.4        70.4        68.7        66.3
Reserves acquired (sold or securitized)                     -         .9      (17.1)      (25.0)        (.3)          -
Net charge-offs:
  Commercial                                             33.2       24.4       23.6        15.0        21.4        18.5
  Real estate - commercial                                1.6        1.7        1.2          .7         2.4        (1.4)
  Real estate - residential                              11.2        9.8        6.4         6.0         5.9         5.2
  Consumer                                               24.6       27.5       26.8        26.3        17.9        23.4
  Credit card                                            19.6       18.5       21.7        21.9        19.8        20.0
  Home equity                                             2.5        1.3        1.5          .3         1.3          .4
                                                      ------------------    -------------------------------------------
Total net charge-offs                                    92.7       83.2       81.2        70.2        68.7        66.2
                                                      ------------------    -------------------------------------------
Ending loan loss allowance                             $989.9     $929.7     $928.6      $945.5      $970.3      $970.6
                                                      ==================    ===========================================

MEMO:
Net charge-offs on securitized credit card balances     $14.3       $9.7       $6.7        $2.5        $3.2        $4.4
Net charge-offs on managed credit card balances*        $30.3      $24.3      $24.9       $20.3       $19.8       $21.2

NET CHARGE-OFFS AS A
% OF AVERAGE LOANS (ANNUALIZED)
-------------------------------------------
Commercial                                                .48%       .37%       .36%        .24%        .35%        .32%
Real estate - commercial                                  .10        .10        .07         .04         .16        (.09)
Real estate - residential                                 .33        .29        .20         .21         .21         .18
Consumer                                                  .80        .93        .88         .86         .52         .65
Credit card                                              3.67       3.55       3.62        3.51        3.16        3.45
Home equity                                               .20        .11        .13         .03         .13         .04
                                                      ------------------    -------------------------------------------
  TOTAL NET CHARGE-OFFS                                   .55%       .51%       .50%        .45%        .44%        .44%
                                                      ==================    ===========================================
MEMO:
Securitized credit card                                  5.75%      4.50%      3.89%       2.20%       4.00%       4.04%
Managed credit card*                                     5.52%      4.43%      4.45%       3.77%       3.82%       4.11%


                                                                          1999
                                                     --------------------------------------------
                                                      4TH QTR     3RD QTR     2ND QTR     1ST QTR
                                                     --------------------------------------------
LOAN LOSS ALLOWANCE
-------------------------------------------
Beginning loan loss allowance                          $970.7      $970.2      $970.3      $970.2
Provision                                                66.6        55.5        59.6        68.0
Reserves acquired (sold or securitized)                   (.2)        (.1)         .3          .1
Net charge-offs:
  Commercial                                             15.2        11.9        25.1         9.5
  Real estate - commercial                                 .4          .5        (2.7)          -
  Real estate - residential                               5.4         3.7         2.2         3.7
  Consumer                                               25.3        20.1        14.6        32.1
  Credit card                                            19.6        18.5        19.7        21.8
  Home equity                                              .7          .2         1.0         1.0
                                                     --------------------------------------------
Total net charge-offs                                    66.6        54.9        60.0        68.0
                                                     --------------------------------------------
Ending loan loss allowance                             $970.5      $970.7      $970.2      $970.3
                                                     ============================================

MEMO:
Net charge-offs on securitized credit card balances      $5.4        $5.8        $8.1        $8.6
Net charge-offs on managed credit card balances*        $22.3       $22.2       $25.7       $27.6

NET CHARGE-OFFS AS A
% OF AVERAGE LOANS (ANNUALIZED)
-------------------------------------------
Commercial                                                .26%        .21%        .45%        .17%
Real estate - commercial                                  .03         .03        (.17)        .00
Real estate - residential                                 .21         .15         .09         .15
Consumer                                                  .71         .58         .41         .95
Credit card                                              3.50        3.52        4.05        4.83
Home equity                                               .08         .03         .12         .13
                                                     --------------------------------------------
  TOTAL NET CHARGE-OFFS                                   .45%        .38%        .42%        .48%
                                                     ============================================

MEMO:
Securitized credit card                                  4.28%       4.20%       5.10%       4.81%
Managed credit card*                                     4.30%       4.39%       5.16%       5.62%


* Excludes certain unsecured personal and business lines of credit included in the credit card totals presented elsewhere in this document.



                              NONPERFORMING ASSETS
                                ($ IN MILLIONS)

--------------------------------------------------------------------------------

                                      2001                             2000
                               ------------------    ----------------------------------------
                               2ND QTR    1ST QTR    4TH QTR    3RD QTR    2ND QTR    1ST QTR
                               ------------------    ----------------------------------------
NONPERFORMING ASSETS
Commercial                      $258.4     $216.5     $183.2     $170.8     $155.5     $138.6
Real estate - commercial          56.1       57.1       67.0       69.3       75.5       76.2
Real estate - residential        142.2      130.4      118.8       97.5       82.7       76.0
                               ------------------    ----------------------------------------
  Total nonperforming loans      456.7      404.0      369.0      337.6      313.7      290.8
Other real estate owned           52.0       43.1       33.3       27.7       25.6       23.3
                               ------------------    ----------------------------------------
  TOTAL NONPERFORMING ASSETS    $508.7     $447.1     $402.3     $365.3     $339.3     $314.1
                               ==================    ========================================
Loans 90 days past due          $468.0     $423.1     $341.8     $310.3     $249.4     $250.0
                               ==================    ========================================

NPAs to loans + OREO               .75%       .67%       .61%       .57%       .55%       .51%
NPAs to total assets               .54        .49        .45        .43        .40        .36
LLA to nonperforming loans      216.75     230.16     251.65     280.07     309.32     333.80
Loan loss allowance to loans      1.46       1.39       1.42       1.49       1.58       1.57


                                                 1999
                                ---------------------------------------
                                TH QTR    3RD QTR    2ND QTR    1ST QTR
                                ---------------------------------------

NONPERFORMING ASSETS
Commercial                      $130.4     $106.9     $100.1     $122.6
Real estate - commercial          68.5       60.4       63.9       63.2
Real estate - residential         70.3       68.8       58.8       56.7
                                ---------------------------------------
  Total nonperforming loans      269.2      236.1      222.8      242.5
Other real estate owned           19.9       23.9       26.7       29.4
                                ---------------------------------------
  TOTAL NONPERFORMING ASSETS    $289.1     $260.0     $249.5     $271.9
                                =======================================
Loans 90 days past due          $230.0     $244.0     $199.6     $223.2
                                =======================================

NPAs to loans + OREO               .48%       .45%       .44%       .47%
NPAs to total assets               .33        .31        .30        .32
LLA to nonperforming loans      360.51     411.14     435.46     400.14
Loan loss allowance to loans      1.61       1.67       1.69       1.69

                                   UNAUDITED
                           NATIONAL CITY CORPORATION
                               DELIVERY CHANNELS

--------------------------------------------------------------------------------

                                        2001                           2000                                    1999
                                  -----------------   -------------------------------------   -------------------------------------
                                  2ND QTR   1ST QTR   4TH QTR   3RD QTR   2ND QTR   1ST QTR   4TH QTR   3RD QTR   2ND QTR   1ST QTR
                                  -----------------   -------------------------------------   -------------------------------------
BANK BRANCHES
-----------------------------
Traditional                           648       652       654       693       763       833       861       887       945       995
Limited service                        74        74        75        74        76        77        77        83        92        88
In-store                               83        83        83        85        92        92        97        97        98       111
Bank express                          396       395       395       355       290       233       206       183       131        94
                                  -----------------   -------------------------------------   -------------------------------------
    TOTAL BANK BRANCHES             1,201     1,204     1,207     1,207     1,221     1,235     1,241     1,250     1,266     1,288
                                  =================   =====================================   =====================================

ATMS                                1,653     1,661     1,670     1,692     1,729     1,743     1,845     1,905     1,952     1,974

ONLINE BANKING CUSTOMERS          174,369   138,033   108,142    85,344    56,195    28,499    23,175    20,881    18,218    16,344



                                    UNAUDITED
                                MORTGAGE BANKING
                                ($ IN MILLIONS)

--------------------------------------------------------------------------------

                                                          2001                                    2000
                                                 ---------------------       ---------------------------------------------
                                                  2ND QTR     1ST QTR        4TH QTR    3RD QTR      2ND QTR       1ST QTR
                                                 ---------------------       ---------------------------------------------
REVENUE COMPONENTS
-----------------------------------------------
Servicing:
    Servicing fees                                  $65.0        $60.8        $54.6        $52.7        $49.2        $47.7
    Amortization of mortgage servicing assets       (45.2)       (40.2)       (35.2)       (32.4)       (29.0)       (26.7)
    Mortgage servicing asset impairment             (24.4)      (198.3)           -            -            -            -
    Gains on sales of servicing rights                4.6          3.0            -           .2         13.6            -
    Other                                            (3.7)           -            -            -            -            -
Conforming origination and sales revenue             94.7         77.3         89.0         83.5         79.4         68.4
Gain on sale of ARM loans                               -            -            -            -         10.6            -
Other                                                   -            -         (6.6)          .1          2.1          5.2
                                                 ---------------------       ---------------------------------------------
    Total conforming revenue                         91.0        (97.4)       101.8        104.1        125.9         94.6
Nonconforming origination and sales revenue          29.6          (.4)         7.8          6.4         21.7         16.7
                                                 ---------------------       ---------------------------------------------
   TOTAL MORTGAGE BANKING REVENUE                  $120.6       ($97.8)      $109.6       $110.5       $147.6       $111.3
                                                 =====================       =============================================

PRODUCTION DATA
-----------------------------------------------
Conforming originations                           $13,922       $8,937       $5,801       $5,647       $5,422       $3,810
Nonconforming originations (First Franklin)           632          541          212          321          629          481
                                                 ---------------------       ---------------------------------------------
   TOTAL LOANS ORIGINATED FOR SALE                $14,554       $9,478       $6,013       $5,968       $6,051       $4,291
                                                 =====================       =============================================

Conforming sales to secondary market              $10,378       $6,105       $5,137       $5,721       $3,741       $3,691
Nonconforming whole loan sales                        852          103          356          299          670          672
                                                 ---------------------       ---------------------------------------------
   TOTAL MORTGAGE SALES                           $11,230       $6,208       $5,493       $6,020       $4,411       $4,363
                                                 =====================       =============================================

MEMO:  Total First Franklin nonconforming
              loan originations                    $1,538       $1,015       $1,025       $1,187       $1,204       $1,063

SERVICING  DATA
-----------------------------------------------
Mortgage loans serviced for third parties         $66,730      $60,618      $57,366      $53,452      $52,505      $48,574

Mortgage servicing assets:
  Carrying value at beginning of period            $863.9       $999.7       $976.4       $948.7       $876.6       $785.0
  Additions                                         178.6        102.7         89.6         93.2         86.7         60.4
  Amortization                                      (45.2)       (40.2)       (35.2)       (32.4)       (29.0)       (26.7)
  SFAS 133 basis adjustment                          36.1            -            -            -            -            -
  SFAS 140 impairment charge                        (24.4)      (198.3)           -            -            -            -
  Sales                                              (1.6)           -            -        (29.0)         (.1)           -
  Other                                                 -            -        (31.1)        (4.1)        14.5         57.9
                                                 ---------------------       ---------------------------------------------
  Carrying value at end of period                $1,007.4       $863.9       $999.7       $976.4       $948.7       $876.6
                                                 =====================       =============================================


                                                                        1999
                                                   ---------------------------------------------
                                                   4TH QTR    3RD QTR      2ND QTR       1ST QTR
                                                   ---------------------------------------------
REVENUE COMPONENTS
-----------------------------------------------
Servicing:
    Servicing fees                                  $45.4        $42.2        $39.5        $37.4
    Amortization of mortgage servicing assets       (28.9)       (26.2)       (26.0)       (23.1)
    Mortgage servicing asset impairment                 -            -            -            -
    Gains on sales of servicing rights                  -            -            -            -
    Other                                               -            -            -            -
Conforming origination and sales revenue             68.8         62.6         75.1         77.0
Gain on sale of ARM loans                               -            -            -            -
Other                                                  .1           .4           .6          1.7
                                                   ---------------------------------------------
    Total conforming revenue                         85.4         79.0         89.2         93.0
Nonconforming origination and sales revenue          40.6          2.1            -            -
                                                   ---------------------------------------------
   TOTAL MORTGAGE BANKING REVENUE                  $126.0        $81.1        $89.2        $93.0
                                                   =============================================

PRODUCTION DATA
-----------------------------------------------
Conforming originations                            $3,795       $3,448       $4,414       $4,444
Nonconforming originations (First Franklin)         1,241          467            -            -
                                                   ---------------------------------------------
   TOTAL LOANS ORIGINATED FOR SALE                 $5,036       $3,915       $4,414       $4,444
                                                   =============================================

Conforming sales to secondary market               $2,880       $3,858       $4,529       $5,796
Nonconforming whole loan sales                      1,506           50            -            -
                                                   ---------------------------------------------
   TOTAL MORTGAGE SALES                            $4,386       $3,908       $4,529       $5,796
                                                   =============================================

MEMO:  Total First Franklin nonconforming
              loan originations                    $1,343         $467            -            -

SERVICING  DATA
-----------------------------------------------
Mortgage loans serviced for third parties         $46,704      $44,376      $41,339      $38,840

Mortgage servicing assets:
  Carrying value at beginning of period            $753.7       $683.2       $632.4       $564.0
  Additions                                          56.4         78.1         78.7         89.1
  Amortization                                      (28.9)       (26.2)       (26.0)       (23.1)
  SFAS 133 basis adjustment                             -            -            -            -
  SFAS 140 impairment charge                            -            -            -            -
  Sales                                                 -            -            -            -
  Other                                               3.8         18.6         (1.9)         2.4
                                                   ---------------------------------------------
  Carrying value at end of period                  $785.0       $753.7       $683.2       $632.4
                                                   =============================================




                                   UNAUDITED
                                  TRUST ASSETS
                                ($ IN MILLIONS)

--------------------------------------------------------------------------------

                                              2001                             2000
                                      -------------------   -----------------------------------------
                                       2ND QTR    1ST QTR    4TH QTR    3RD QTR    2ND QTR    1ST QTR
                                      -------------------   -----------------------------------------
TRUST ASSETS
------------------------------------
Managed assets *                       $66,429    $64,040    $68,040    $66,473    $66,951    $63,239
Non-managed assets                      75,227     72,621     77,833     79,960     79,445     79,002
                                      -------------------   -----------------------------------------
  TOTAL ASSETS UNDER ADMINISTRATION   $141,656   $136,661   $145,873   $146,433   $146,396   $142,241
                                      ===================   =========================================
PROPRIETARY MUTUAL FUND ASSETS         $16,868    $16,443    $16,852    $16,204    $16,212    $16,600
                                      ===================   =========================================

                                                         1999
                                      -----------------------------------------
                                       4TH QTR    3RD QTR    2ND QTR    1ST QTR
                                      -----------------------------------------
TRUST ASSETS
------------------------------------
Managed assets *                       $63,645    $60,283    $62,641    $61,857
Non-managed assets                      78,501     76,110     76,824     71,631
                                      -----------------------------------------
  TOTAL ASSETS UNDER ADMINISTRATION   $142,146   $136,393   $139,465   $133,488
                                      =========================================
PROPRIETARY MUTUAL FUND ASSETS         $16,700    $15,800    $16,300    $15,600
                                      =========================================

* Includes proprietary mutual fund assets.

                                   UNAUDITED
                           NATIONAL CITY CORPORATION
                            LINE OF BUSINESS RESULTS
                                ($ IN THOUSANDS)

--------------------------------------------------------------------------------

                                               2001                                 2000                              YTD
                                       --------------------    -------------------------------------------   --------------------
                                        2ND QTR     1ST QTR     4TH QTR     3RD QTR     2ND QTR    1ST QTR       2001       2000
                                       --------------------    -------------------------------------------   --------------------

RETAIL SALES AND DISTRIBUTION
-----------------------------

Net interest income (TE)               $370,054    $367,333    $367,260    $371,293    $370,403   $367,183   $737,387   $737,586
Provision for loan losses                12,065      11,466      10,570      14,220       9,640      9,153     23,531     18,793
                                       --------------------    -------------------------------------------  --------------------
Net interest income after provision     357,989     355,867     356,690     357,073     360,763    358,030    713,856    718,793
Noninterest income                      147,442     136,469     141,063     141,878     134,892    128,325    283,911    263,217
Noninterest expense                     286,185     279,114     288,622     292,939     282,694    284,900    565,299    567,594
                                       --------------------    -------------------------------------------  --------------------
Income before taxes                     219,246     213,222     209,131     206,012     212,961    201,455    432,468    414,416
Income tax expense and TE adjustment     83,845      81,585      80,186      79,046      81,594     77,308    165,430    158,902
                                       --------------------    -------------------------------------------  --------------------

Net income                             $135,401    $131,637    $128,945    $126,966    $131,367   $124,147   $267,038   $255,514
                                       ====================    ===========================================  ====================

Average assets (in millions)            $16,171     $15,775     $15,744     $15,617     $16,389    $16,496    $15,974    $16,443

WHOLESALE BANKING
-----------------

Net interest income (TE)               $265,268    $255,281    $249,215    $243,982    $232,881   $222,988   $520,549   $455,869
Provision for loan losses                38,761      25,169      21,119      10,543      22,352     15,443     63,930     37,795
                                       --------------------    -------------------------------------------  --------------------
Net interest income after provision     226,507     230,112     228,096     233,439     210,529    207,545    456,619    418,074
Noninterest income                       78,645      71,027      92,970      64,084      71,369     70,101    149,672    141,470
Noninterest expense                     124,651     118,374     110,570     111,369     105,410    109,694    243,025    215,104
                                       --------------------    -------------------------------------------  --------------------
Income before taxes                     180,501     182,765     210,496     186,154     176,488    167,952    363,266    344,440
Income tax expense and TE adjustment     67,939      68,822      78,506      70,213      66,468     63,150    136,761    129,618
                                       --------------------    -------------------------------------------  --------------------
Net income                             $112,562    $113,943    $131,990    $115,941    $110,020   $104,802   $226,505   $214,822
                                       ====================    ===========================================  ====================
NON-CORE ITEMS (PRETAX)
Venture capital gains (losses)           $7,340        $401     $26,719       $(553)     $2,676     $8,224     $7,741    $10,900
                                       --------------------    -------------------------------------------  --------------------
Total                                    $7,340        $401     $26,719       $(553)     $2,676     $8,224     $7,741    $10,900
                                       ====================    ===========================================  ====================
NON-CORE ITEMS (AFTER TAX)
Venture capital gains (losses)           $4,771        $261     $17,368       $(359)     $1,739     $5,346     $5,032     $7,085
                                       --------------------    -------------------------------------------  --------------------
Total                                    $4,771        $261     $17,368       $(359)     $1,739     $5,346     $5,032     $7,085
                                       ====================    ===========================================  ====================
Average assets (in millions)            $31,692     $31,131     $30,247     $29,182     $28,070    $27,094    $31,413    $27,582

CONSUMER FINANCE
----------------

Net interest income (TE)               $189,641    $184,730    $165,686    $157,458    $158,900   $157,951   $374,371   $316,851
Provision for loan losses               113,927      55,664      52,418      44,985      37,531     44,999    169,591     82,530
                                       --------------------    -------------------------------------------  --------------------
Net interest income after provision      75,714     129,066     113,268     112,473     121,369    112,952    204,780    234,321
Noninterest income                       51,837      21,106      32,551      30,124     119,457     39,739     72,943    159,196
Noninterest expense                     111,792     120,164     135,313      91,928     115,453     95,971    231,956    211,424
                                       --------------------    -------------------------------------------  --------------------
Income before taxes                      15,759      30,008      10,506      50,669     125,373     56,720     45,767    182,093
Income tax expense and TE adjustment      5,986      11,329       4,040      19,101      47,116     21,371     17,315     68,487
                                       --------------------    -------------------------------------------  --------------------
Net income                               $9,773     $18,679      $6,466     $31,568     $78,257    $35,349    $28,452   $113,606
                                       ====================    ===========================================  ====================
NON-CORE ITEMS (PRETAX)
Gain on sale of student loans                 -           -           -           -     $74,216          -          -    $74,216
Loan Zone and other                           -           -    $(17,960)          -           -          -          -          -
Auto lease residual charge             $(18,132)   $(33,500)    (26,000)          -           -          -   $(51,632)         -
Altegra loan loss provision             (55,000)          -           -           -           -          -    (55,000)         -
                                       --------------------    -------------------------------------------  --------------------
Total                                  $(73,132)   $(33,500)   $(43,960)          -     $74,216          -  $(106,632)   $74,216
                                       ====================    ===========================================  ====================
NON-CORE ITEMS (AFTER TAX)
Gain on sale of student loans                 -           -           -           -     $48,240          -          -    $48,240
Loan Zone and other                           -           -    $(11,674)          -           -          -          -          -
Auto lease residual charge             $(11,786)   $(21,775)    (16,900)          -           -          -   $(33,561)         -
Altegra loan loss provision             (35,750)          -           -           -           -          -    (35,750)         -
                                       --------------------    -------------------------------------------  --------------------
Total                                  $(47,536)   $(21,775)   $(28,574)          -     $48,240          -   $(69,311)   $48,240
                                       ====================    ===========================================  ====================

Average assets (in millions)            $20,654     $20,175     $19,055     $17,659     $18,433    $18,098    $20,416    $18,266

                                   UNAUDITED
                           NATIONAL CITY CORPORATION
                            LINE OF BUSINESS RESULTS
                                ($ IN THOUSANDS)

--------------------------------------------------------------------------------


                                                        2001                            2000                             YTD
                                               -------------------   ----------------------------------------    ------------------
                                                2ND QTR    1ST QTR    4TH QTR    3RD QTR    2ND QTR   1ST QTR      2001      2000
                                               -------------------   ----------------------------------------    ------------------
ASSET MANAGEMENT
----------------

Net interest income (TE)                        $26,918    $28,454    $26,264    $25,863    $25,114   $23,704    $55,372   $48,818
Provision for loan losses                         2,188        524      3,476      2,950      2,317       890      2,712     3,207
                                               -------------------   ----------------------------------------    -----------------
Net interest income after provision              24,730     27,930     22,788     22,913     22,797    22,814     52,660    45,611
Noninterest income                              202,847    108,951    106,508    107,574    118,196   114,774    311,798   232,970
Noninterest expense                              83,701     85,153     78,171     80,136     79,814    85,400    168,854   165,214
                                               -------------------   ----------------------------------------    -----------------
Income before taxes                             143,876     51,728     51,125     50,351     61,179    52,188    195,604   113,367
Income tax expense and TE adjustment             51,396     19,065     18,916     18,647     22,746    19,466     70,461    42,212
                                               -------------------   ----------------------------------------    -----------------
Net income                                      $92,480    $32,663    $32,209    $31,704    $38,433   $32,722   $125,143   $71,155
                                               ===================   ========================================    =================

NON-CORE ITEMS (PRETAX)
Gain on sale of NAMCO preferred shares          $88,775          -          -          -          -         -    $88,775         -
                                               -------------------   ----------------------------------------    -----------------
Total                                           $88,775          -          -          -          -         -    $88,775         -
                                               ===================   ========================================    =================

NON-CORE ITEMS (AFTER TAX)
Gain on sale of NAMCO preferred shares          $57,704          -          -          -          -         -    $57,704         -
                                               -------------------   ----------------------------------------    -----------------
Total                                           $57,704          -          -          -          -         -    $57,704         -
                                               ===================   ========================================    =================
Average assets (in millions)                     $2,722     $2,696     $2,729     $2,571     $2,394    $2,322     $2,709    $2,358

NATIONAL CITY MORTGAGE
----------------------

Net interest income (TE)                        $40,554    $12,959     $7,772    $12,843    $11,016    $8,056    $53,513   $19,072
Provision for loan losses                             -          -          -          -          -         -          -         -
                                               -------------------   ----------------------------------------    -----------------
Net interest income after provision              40,554     12,959      7,772     12,843     11,016     8,056     53,513    19,072
Noninterest income                               83,103    120,568     95,380     99,989    111,983    95,553    203,671   207,536
Noninterest expense                              78,621     86,113     91,019     87,318     86,341    78,639    164,734   164,980
                                               -------------------   ----------------------------------------    -----------------
Income before taxes                              45,036     47,414     12,133     25,514     36,658    24,970     92,450    61,628
Income tax expense and TE adjustment             16,733     17,601      4,697      9,725     13,935     9,521     34,334    23,456
                                               -------------------   ----------------------------------------    -----------------
Net income                                      $28,303    $29,813     $7,436    $15,789    $22,723   $15,449    $58,116   $38,172
                                               ===================   ========================================    =================
NON-CORE ITEMS (PRETAX)
Mortgage servicing impairment charge           $(24,405) $(198,338)         -          -          -         -  $(222,743)        -
Mortgage servicing derivative (losses) gains     (9,421)   221,363          -          -          -         -    211,942         -
SFAS 133 ineffective hedge gains related
  to mortgage servicing assets                    4,470          -          -          -          -         -      4,470         -
                                               -------------------   ----------------------------------------    -----------------
Total                                          $(29,356)   $23,025          -          -          -         -    $(6,331)        -
                                               ===================   ========================================    =================
NON-CORE ITEMS (AFTER TAX)
Mortgage servicing impairment charge           $(15,863) $(128,920)         -          -          -         -  $(144,783)        -
Mortgage servicing derivative (losses) gains     (6,124)   143,886          -          -          -         -    137,762         -
SFAS 133 ineffective hedge gains related
  to mortgage servicing assets                    2,905          -          -          -          -         -      2,905         -
                                               -------------------   ----------------------------------------    -----------------
Total                                          $(19,082)   $14,966          -          -          -         -    $(4,116)        -
                                               ===================   ========================================    =================
Average assets (in millions)                     $8,132     $4,522     $3,826     $3,980     $3,643    $2,779     $6,337    $3,211

NATIONAL PROCESSING
-------------------

Net interest income (TE)                         $1,948     $2,360     $2,566     $2,535     $2,228    $1,858     $4,308    $4,086
Provision for loan losses                             -          -          -          -          -         -          -         -
                                               -------------------   ----------------------------------------    -----------------
Net interest income after provision               1,948      2,360      2,566      2,535      2,228     1,858      4,308     4,086
Noninterest income                              115,821    106,916    113,772    106,599    102,794    96,281    222,737   199,075
Noninterest expense                             101,123     90,624     99,724     87,975     87,788    82,693    191,747   170,481
                                               -------------------   ----------------------------------------    -----------------
Income before taxes                              16,646     18,652     16,614     21,159     17,234    15,446     35,298    32,680
Income tax expense and TE adjustment              8,728      7,113      6,235      8,175      6,758     5,899     15,841    12,657
                                               -------------------   ----------------------------------------    -----------------
Net income                                       $7,918    $11,539    $10,379    $12,984    $10,476    $9,547    $19,457   $20,023
                                               ===================   ========================================    =================
NON-CORE ITEMS (PRETAX)
Goodwill and fixed asset impairment                   -          -    $(7,072)         -          -         -          -         -
Loss on divestiture                             $(6,250)         -          -          -          -         -    $(6,250)        -
                                               -------------------   ----------------------------------------    -----------------
Total                                           $(6,250)         -    $(7,072)         -          -         -    $(6,250)        -
                                               ===================   ========================================    =================
NON-CORE ITEMS (AFTER TAX)
Goodwill and fixed asset impairment                   -          -    $(4,597)         -          -         -          -         -
Loss on divestiture                             $(6,150)         -          -          -          -         -    $(6,150)        -
                                               -------------------   ----------------------------------------    -----------------
Total                                           $(6,150)         -    $(4,597)         -          -         -    $(6,150)        -
                                               ===================   ========================================    =================
Average assets (in millions)                       $407       $412       $414       $385       $375      $365       $409      $370

                                   UNAUDITED
                           NATIONAL CITY CORPORATION
                            LINE OF BUSINESS RESULTS
                                ($ IN THOUSANDS)

--------------------------------------------------------------------------------


                                                        2001                            2000                             YTD
                                               -------------------   ----------------------------------------    ------------------
                                               2ND QTR    1ST QTR    4TH QTR    3RD QTR   2ND QTR   1ST QTR       2001       2000
                                               -------------------   ----------------------------------------    ------------------
PARENT AND OTHER
----------------

Net interest income (expense) (TE)            $(59,427) $ (71,889) $(62,559) $(67,954) $ (51,570) $ (40,845) $ (131,316) $ (92,415)
Provision (benefit) for loan losses            (14,018)    (9,451)   (6,168)   (2,335)    (3,149)    (4,159)    (23,469)     (7,308)
                                              --------- ---------- ----------------------------------------  ----------  ----------

Net interest income (expense) after provision  (45,409)   (62,438)  (56,391)  (65,619)   (48,421)   (36,686)   (107,847)    (85,107)
Noninterest income (expense)                    19,156    121,633    73,230    68,065    (27,143)    34,126     140,789       6,983
Noninterest expense                             54,029     25,455    51,018    33,644     27,570     21,796      79,484      49,366
                                              --------- ---------- ----------------------------------------  ----------  ----------

Income (loss) before taxes                     (80,282)    33,740   (34,179)  (31,198)  (103,134)   (24,356)    (46,542)   (127,490)
Income tax expense (benefit) and TE adj.       (43,347)    36,611   (24,765)  (26,882)   (54,245)   (23,683)     (6,736)    (77,928)
                                              --------- ---------- ----------------------------------------  ----------  ----------

Net income (loss)                             $(36,935) $  (2,871) $ (9,414) $ (4,316) $ (48,889) $    (673) $  (39,806) $  (49,562)
                                              ========= ========== ========================================  ==========  ==========

NON-CORE ITEMS (PRETAX)
Minority interest related to goodwill and
  fixed asset impairment                             -          -  $    593         -          -          -           -           -
Gain (loss) on sale and impairment of
  securities                                         -          -         -  $  2,058  $ (58,379)         -           -  $  (58,379)
COLI tax charge                                      -  $ (40,000)        -         -          -          -  $  (40,000)          -
Minority interest related to NPI loss on
  divestiture                                 $    831          -         -         -          -          -         831           -
Bank stock fund gains                           17,397     84,861    50,302    25,812     15,599  $  21,097     102,258      36,696
                                              --------- ---------- ----------------------------------------  ----------  ----------

Total                                         $ 18,228  $  44,861  $ 50,895  $ 27,870  $ (42,780) $  21,097  $   63,089  $  (21,683)
                                              ========= ========== ========================================  ==========  ==========

NON-CORE ITEMS (AFTER TAX)
Minority interest related to goodwill and
  fixed asset impairment                             -          -  $    593         -          -          -           -           -
Gain (loss) on sale and impairment of
  securities                                         -          -         -  $  1,337  $ (37,946)         -           -  $  (37,946)
COLI tax charge                                      -  $ (40,000)        -         -          -          -  $  (40,000)          -
Minority interest related to NPI loss on
  divestiture                                 $    831          -         -         -          -          -         831           -
Bank stock fund gains                           11,309     55,159    32,697    16,778     10,139  $  13,713      66,468      23,852
                                              --------- ---------- ----------------------------------------  ----------  ----------

Total                                         $ 12,140  $  15,159  $ 33,290  $ 18,115  $ (27,807) $  13,713  $   27,299  $  (14,094)
                                              ========= ========== ========================================  ==========  ==========

Average assets (in millions)                  $ 12,158  $  12,900  $ 13,285  $ 14,807  $  17,467  $  18,797  $   12,528  $   18,131

CONSOLIDATED
------------

Net interest income (TE)                      $834,956  $ 779,228  $756,204  $746,020  $ 748,972  $ 740,895  $1,614,184  $1,489,867
Provision for loan losses                      152,923     83,372    81,415    70,363     68,691     66,326     236,295     135,017
                                              --------- ---------- ----------------------------------------  ----------  ----------

Net interest income after provision            682,033    695,856   674,789   675,657    680,281    674,569   1,377,889   1,354,850
Noninterest income                             698,851    686,670   655,474   618,313    631,548    578,899   1,385,521   1,210,447
Noninterest expense                            840,102    804,997   854,437   785,309    785,070    759,093   1,645,099   1,544,163
                                              --------- ---------- ----------------------------------------  ----------  ----------

Income before taxes                            540,782    577,529   475,826   508,661    526,759    494,375   1,118,311   1,021,134
Income tax expense and TE adjustment           191,280    242,126   167,815   178,025    184,372    173,032     433,406     357,404
                                              --------- ---------- ----------------------------------------  ----------  ----------

Net income                                    $349,502  $ 335,403  $308,011  $330,636  $ 342,387  $ 321,343  $  684,905  $  663,730
                                              ========= ========== ========================================  ==========  ==========

NON-CORE ITEMS (PRETAX)
Gain on sale of student loans                        -          -         -         -  $  74,216          -           -  $   74,216
Loan Zone and other                                  -          -  $(17,960)        -          -          -           -           -
NPI goodwill and fixed asset impairment, net         -          -    (6,479)        -          -          -           -           -
Gain (loss) on sale and impairment of                                                                                 -           -
  securities                                         -          -         -  $  2,058    (58,379)         -           -     (58,379)
Auto lease residual charge                    $(18,132) $ (33,500)  (26,000)        -          -          -  $  (51,632)          -
Mortgage servicing impairment charge           (24,405)  (198,338)        -         -          -          -    (222,743)          -
Mortgage servicing derivative (losses) gains    (9,421)   221,363         -         -          -          -     211,942           -
SFAS 133 ineffective hedge gains related                                                                              -           -
  to mortgage servicing assets                   4,470          -         -         -          -          -       4,470           -
COLI tax charge                                      -    (40,000)        -         -          -          -     (40,000)          -
Venture capital gains (losses)                   7,340        401    26,719      (553)     2,676  $   8,224       7,741      10,900
Altegra loan loss provision                    (55,000)         -         -         -          -          -     (55,000)          -
Gain on sale of NAMCO preferred shares          88,775          -         -         -          -          -      88,775           -
NPI loss on divestiture, net                    (5,419)         -         -         -          -          -      (5,419)          -
Bank stock fund gains                           17,397     84,861    50,302    25,812     15,599     21,097     102,258      36,696
                                              --------- ---------- ----------------------------------------  ----------  ----------

Total                                         $  5,605  $  34,787  $ 26,582  $ 27,317  $  34,112  $  29,321  $   40,392  $   63,433
                                              ========= ========== ========================================  ==========  ==========

NON-CORE ITEMS (AFTER TAX)
Gain on sale of student loans                        -          -         -         -  $  48,240          -           -  $   48,240
Loan Zone and other                                  -          -  $(11,674)        -          -          -           -           -
NPI goodwill and fixed asset impairment, net         -          -    (4,004)        -          -          -           -           -
Gain (loss) on sale and impairment of                                                                                 -           -
  securities                                         -          -         -  $  1,337    (37,946)         -           -     (37,946)
Auto lease residual charge                    $(11,786) $ (21,775)  (16,900)        -          -          -  $  (33,561)          -
Mortgage servicing impairment charge           (15,863)  (128,920)        -         -          -          -    (144,783)          -
Mortgage servicing derivative (losses) gains    (6,124)   143,886         -         -          -          -     137,762           -
SFAS 133 ineffective hedge gains related                                                                              -           -
  to mortgage servicing assets                   2,905          -         -         -          -          -       2,905           -
COLI tax charge                                      -    (40,000)        -         -          -          -     (40,000)          -
Venture capital gains (losses)                   4,771        261    17,368      (359)     1,739  $   5,346       5,032       7,085
Altegra loan loss provision                    (35,750)         -         -         -          -          -     (35,750)          -
Gain on sale of NAMCO preferred shares          57,704          -         -         -          -          -      57,704           -
NPI loss on divestiture, net                    (5,319)         -         -         -          -          -      (5,319)          -
Bank stock fund gains                           11,309     55,159    32,697    16,778     10,139     13,713      66,468      23,852
                                              --------- ---------- ----------------------------------------  ----------  ----------

Total                                         $  1,847  $   8,611  $ 17,487  $ 17,756  $  22,172  $  19,059  $   10,458  $   41,231
                                              ========= ========== ========================================  ========== ==========

Net income - excluding non-core items         $347,655  $ 326,792  $290,524  $312,880  $ 320,215  $ 302,284  $  674,447  $  622,499
                                              ========= ========== ========================================  ==========  ==========

Average assets (in millions)                  $ 91,936  $  87,611  $ 85,300  $ 84,201  $  86,771  $  85,951  $   89,786  $   86,361

                                                                         Annex B



                                 NATIONAL CITY

                              SECOND QUARTER 2001

                           EARNINGS CONFERENCE CALL

                                 JULY 20, 2001














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


FORWARD-LOOKING STATEMENTS


The presentation and the oral statements relating to the following presentation contain certain forward-looking statements (as defined in the Private Securities Litigation Reform Act of 1995) including those referencing any future financial performance that are based on the beliefs of National City's management as well as assumptions made by and information currently available to National City's management. Such forward-looking statements involve significant risks and uncertainties, including changes in general economic and financial market conditions, deterioration in credit quality, the Corporation's ability to execute its business plans, and other factors as described in National City's 2000 Annual Report on Form 10-K and subsequent filings with the Securities and Exchange Commission. Although National City believes the expectations reflected in such forward-looking statements are reasonable, actual results may differ materially.











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

SECOND QUARTER 2001
CORE OPERATING EARNINGS
================================================================================


                                          $ MM          P/S
                                          -----         ----

Net Income                               $349.5         $.57
Mortgage Impairment,
    Net of Derivatives                     19.1          .03
Auto Lease Residual                        11.8          .02
NAMCO Sale Gain                           (57.7)        (.09)
NPI Divestiture                             5.4          .01
Altegra Loan Loss Provision                35.7          .06
Bank Stock and Venture
    Capital Gains                         (16.1)        (.03)
                                          -----         ----
Core Earnings                            $347.7         $.57











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

EPS Trend
================================================================================

                                         1Q00    2Q00    3Q00    4Q00    1Q01    2Q01
                                         ----    ----    ----    ----    ----    ----

Reported EPS                             $.53    $.56    $.54    $.50    $.55    $.57
   Bond Losses                                    .06
   Asset Sale Gains                              (.08)                           (.09)
   Auto Lease Residual                                            .03     .04     .02
   Closings and Divestitures                                      .02             .01
   Altegra Loan Loss Provision                                                    .06
   Mortgage Impairment,
      Net of Derivatives                                                 (.03)    .03
   COLI Tax Charge                                                        .07
   Bank Stock and
      Venture Capital Gains              (.03)   (.02)   (.03)   (.08)   (.09)   (.03)
                                         ----    ----    ----    ----    ----    ----
Core EPS                                 $.50    $.52    $.51    $.47    $.54    $.57


















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




EPS TREND
================================================================================


                                                     Full Year          1H00/1H01
                                    1H00     2H00      2000    1H01       Change
                                    ----     ----      ----    ----       ------
Reported EPS                        $1.09    $1.04    $2.13    $1.12      2.8%
    Bond Losses                       .06               .06
    Asset Sale Gains                 (.08)             (.08)    (.09)
    Auto Lease Residual                        .03      .03      .06
    Closing and Divestitures                   .02      .02      .01
    Altegra Loan Loss Provision                                  .06
    Mortgage Impairment,
      Net of Derivatives                                          --
    COLI Tax Charge                                              .07
    Bank Stock and
      Venture Capital Gains          (.05)    (.11)    (.16)    (.12)
                                     ----     ----     ----     ----

Core EPS                            $1.02     $.98    $2.00    $1.11      8.8%









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


TEN LARGEST NPAS
AS OF JUNE 30, 2001
================================================================================
$000s

                                                        AMOUNT         %
INDUSTRY               CLASSIFICATION                OUTSTANDING  TOTAL NPS AS
--------               --------------                -----------  ------------

Lodging                Non Residential Real Estate     $16,704        3.3%
Contract Services      Commercial                       12,896        2.5%
Textiles               Commercial                       11,115        2.2%
Home Builder           Commercial                       10,294        2.0%
Injection Molder       Commercial                        9,003        1.8%
Leasing Company        Commercial                        7,707        1.5%
Food Services          Commercial                        7,014        1.4%
Individual             Commercial                        6,720        1.3%
Manufacturing          Leasing                           6,590        1.3%
Manufacturing          Commercial                        5,865        1.2%
                                                       -------
                                                       $93,908       18.5%

Total Nonperforming Assets                            $508,710        100% 75bps






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



NPAS BY CATEGORY

AS OF JUNE 30, 2001
================================================================================
[PIE CHART INSERTED HERE]

OREO
10.2%

Residential
Real Estate
26.4%

Commercial
50.8%

Non Residential
Real Estate
11.0%

Real Estate
Construction
1.6%

Total: $508.7 Million







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




2001 EPS FORECAST
AS OF JULY 20, 2001
================================================================================



Reported and
  Core EPS                      $2.24 to $2.28

-    Assumes minimal Bank Stock and Venture
     Capital gains in second half

-    Assumes no other non-core charges or
     gains in second half








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